UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 271049 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01Changes in Registrant’s Certifying Accountant.

(a)	Resignation of Independent Registered Accounting Firm.

On July 29, 2022, BDO USA, LLP (“BDO”) resigned as the independent registered public accounting firm of Rare Element Resources Ltd. (the “Company”).  BDO’s resignation will be effective immediately following the filing of the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2022.

The audit reports of BDO on the Company’s financial statements for the fiscal years ended December 31, 2020 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2020 and 2021 and through the subsequent interim period preceding BDO’s resignation, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its reports on the Company’s financial statements for such fiscal years.

During the two most recent fiscal years ended December 31, 2020 and 2021 and through the subsequent interim period preceding BDO’s resignation, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of these disclosures as set forth under this Item 4.01 and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the response letter from BDO is attached hereto as Exhibit 16.1.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
16.1	Letter from BDO USA, LLP, dated as of August 4, 2022
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2022

RARE ELEMENT RESOURCES LTD.

By:	/s/ Randall J. Scott
Name:	Randall J. Scott
Title:	President and Chief Executive Officer